Move, Inc. Announces Third Quarter 2011 Financial Results

CAMPBELL, Calif., Nov. 3, 2011 /PRNewswire/ -- Move, Inc. (NASDAQ: MOVE), the leader in online real estate, today reported financial results for the third quarter ended September 30, 2011.

(Logo: http://photos.prnewswire.com/prnh/20080213/MOVEINCLOGO)

Revenue in the third quarter of 2011 was $46.5 million, compared to $50.3 million in the third quarter of 2010. Net income applicable to common stockholders was $242,000, or break even per share, compared to net income of $375,000, or break even per share, in the third quarter of 2010. Non-GAAP Adjusted EBITDA (earnings from continuing operations before interest, taxes, stock-based compensation and charges, depreciation, amortization and other non-recurring charges) for the third quarter of 2011 was $5.5 million, or 12 percent of revenue, compared to $6.0 million, or 12 percent of revenue, for the third quarter of 2010. Move, Inc. has reported Adjusted EBITDA because management uses it to monitor and assess the Company's performance and believes it is helpful to investors in understanding the Company's business.

Steve Berkowitz, chief executive officer at Move, Inc. said, "Against the backdrop of today's challenging real estate market, our industry is making an important transition as it embraces new technologies. The real estate industry is increasingly becoming a multi-channel experience for consumers, with connections and interactions that occur in person, on the phone, on the web and especially on mobile devices. Move continues to take solid steps towards the future. We are in the process of rolling out the most aggressive product release schedule in our history, designed to leverage our market leadership. While we remain focused on achieving our near term financial goals, Move is continuing to focus on creating great consumer experiences and new revenue opportunities for growth in 2012 and beyond."

Financial Highlights:

  Move continues its financial leadership in the online real estate market place with revenue of $46.5 million and Adjusted EBITDA of $5.5 million in the third quarter of 2011.
  Move repurchased 5.9 million shares of common stock, using $9.6 million of cash during the third quarter.
  The Company filed paperwork to initiate the 1-for-4 reverse stock split, which had been previously authorized by the Board of Directors and the Company's shareholders.

Business Highlights:

  Move continues its audience and engagement leadership in the month of September by attracting more than 20 million consumers who visited our sites 77 million times, viewed 619 million pages and spent 290 million minutes on the Realtor.com Real Estate Network.
  Move continues to provide the most comprehensive, current and accurate information available in the industry, on both web and mobile devices, by updating 82% of all for-sale listings on Realtor.com every 15-minutes.  The remainder is updated every one to 24 hours directly from our MLS partners across the country.
  Move continues its leadership in the mobile category with our award winning line of mobile applications, with mobile leads up 350% year-over-year.
  In August, Move and AOL launched the new search experience on AOL Real Estate, powered by Move.
  Move recently launched the Connection for Co-Brokerage product line, which allows consumers to connect with real estate professionals on all Realtor.com listings in an industry-friendly manner.
  The Company is rolling out upgraded reporting and analytics tools for real estate professionals, providing better insight to the industry on how effectively they are spending their marketing dollars.
  Move re-launched its mortgage prequalification decision engine, PreQualPlus, in partnership with MetLife Home Loans.  Unlike any other online mortgage offering, PreQualPlus allows consumers to prequalify for a mortgage entirely online and ultimately close a mortgage loan with MetLife.
  Move launched Realtor.com International, delivering all for-sale property listings displayed on Realtor.com and residential properties provided by foreign content providers.  The site will offer translation tools for 11 languages and conversion tools for currency.
  Top Producer released an Open Beta version of our new HTML 5 Customer Relationship Management product.  This new HTML 5 CRM web-app will better serve our customers by delivering a more relevant product that enables cross-platform functionalities and supports the fast-paced mobile work style of our Top Producer customers, and real estate professionals in general.

Business Outlook

Move today provided guidance for the quarter and year ending December 31, 2011. For the quarter ending December 31, 2011, Move expects revenue of approximately $47 million and expects to report Adjusted EBITDA margin of approximately 16%.

For the year ending December 31, 2011, Move expects revenue of approximately $192 million and expects to report Adjusted EBITDA margin of approximately 13%.

Conference Call

As previously announced, Move, Inc. will host a conference call, which will be broadcast live over the Internet today, Thursday, November 3, 2011. To access the call, please dial (877) 312-5848, or outside the U.S. (253) 237-1155, five minutes prior to 1:30 p.m. Pacific Daylight Time. A live webcast of the call will also be available at http://investor.move.com under the Events & Presentations menu.

An audio replay will be available between 4:30 p.m. Pacific Daylight Time November 3, 2011, and 11:59 p.m. Pacific Daylight Time November 17, 2011, by calling (855) 859-2056 or (404) 537-3406, with Conference ID 12314530. A replay of the call will also be available at http://investor.move.com.

Use of Non-GAAP Financial Measures

To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States ("GAAP"), Move uses a non-GAAP measure of net income (loss) excluding interest income, net, income tax expense, impairment of auction rate securities and certain other non-cash and non-recurring items, principally depreciation, amortization and stock-based compensation and other charges, which is referred to as Adjusted EBITDA. The Company has also presented a non-GAAP table of Financial Data for the three and nine month periods ended September 30, 2011 and 2010 that extracts stock-based compensation under ASC Topic 718 "Compensation – Stock Compensation." A reconciliation of these non-GAAP measures to GAAP is provided in the attached tables. These non-GAAP adjustments are provided to enhance the user's overall understanding of Move's current financial performance and its prospects for the future and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP measures are the primary basis management uses for planning and forecasting its future operations. Move believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and a more consistent basis for comparison between quarters and should be carefully evaluated.

This press release may contain forward-looking statements, including information about management's view of Move's future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Move, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents Move files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. Other unknown or unpredictable factors also could have material adverse effects on Move's future results. The forward-looking statements included in this press release are made only as of the date hereof. Move cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Move expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

ABOUT MOVE, INC.

Move, Inc. (NASDAQ: MOVE) is the leader in online real estate with over 20.3 million visitors [1] to its online network of websites within the Realtor.com Real Estate Network. Move, Inc. operates: Move.com, a leading destination for information on new homes and rental listings, moving, home and garden and home finance; REALTOR.com®, the official website of the National Association of REALTORS®; MortgageMatch.com, Moving.com; SeniorHousingNet; ListHub; and TOP PRODUCER Systems. Move, Inc. is based in Campbell, California.

(1) comScore Media Metrix, Key Measures Report, September 2011

MOVE, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except per share amounts)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
	(unaudited)		(unaudited)

Revenue	$46,466	$50,256	$144,456	$148,590
Cost of revenue (1)	9,959	10,766	31,203	32,782
Gross profit	36,507	39,490	113,253	115,808

Operating expenses: (1)
Sales and marketing	16,281	18,631	52,524	55,835
Product and web site development	8,437	8,855	26,899	25,517
General and administrative	10,823	10,877	30,352	32,366
Amortization of intangible assets	397	139	1,108	348
Total operating expenses	35,938	38,502	110,883	114,066
Operating income	569	988	2,370	1,742

Interest (expense) income, net	(2)	33	33	767
Earnings of unconsolidated joint venture	367	342	718	641
Impairment of auction rate securities	—	—	—	(19,559)
Other (expense) income, net	(99)	(42)	278	(1,144)
Income (loss) from operations before income taxes	835	1,321	3,399	(17,553)

Income tax expense (benefit)	31	(404)	123	(313)

Net income (loss)	804	1,725	3,276	(17,240)

Convertible preferred stock dividend and related accretion	(562)	(1,350)	(3,506)	(4,024)
Net income (loss) applicable to common stockholders	$242	$375	$(230)	$(21,264)

Basic net income (loss) per share applicable to common stockholders	$0.00	$0.00	$(0.00)	$(0.14)

Diluted net income (loss) per share applicable to common stockholders	$0.00	$0.00	$(0.00)	$(0.14)

Shares used in calculation of net income (loss) per share applicable to common stockholders:

Basic	157,117	155,711	157,720	154,957

Diluted	159,908	159,527	157,720	154,957

(1) Includes stock-based compensation as follows:

Cost of revenue	$52	$44	$170	$136
Sales and marketing	307	400	1,066	1,240
Product and web site development	238	453	915	1,243
General and administrative	488	875	1,979	2,792
	$1,085	$1,772	$4,130	$5,411

MOVE, INC. CONSOLIDATED BALANCE SHEETS (in thousands)
	September 30, 2011	December 31, 2010
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$81,264	$158,517
Accounts receivable, net	11,230	9,680
Other current assets	8,283	7,621
Total current assets	100,777	175,818

Property and equipment, net	19,857	21,934
Investment in unconsolidated joint ventures	6,444	7,165
Goodwill, net	24,450	24,450
Intangible assets, net	7,716	8,324
Other assets	578	1,327
Total assets	$159,822	$239,018

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,504	$6,403
Accrued expenses	15,919	16,281
Deferred revenue	11,059	13,696
Total current liabilities	30,482	36,380

Other non-current liabilities	3,352	3,300
Total liabilities	33,834	39,680

Series B convertible preferred stock	48,422	116,564

Stockholders’ equity:
Series A convertible preferred stock	—	—
Common stock	154	159
Additional paid-in capital	2,119,680	2,124,554
Accumulated other comprehensive income	273	372
Accumulated deficit	(2,042,541)	(2,042,311)
Total stockholders’ equity	77,566	82,774

Total liabilities and stockholders’ equity	$159,822	$239,018

MOVE, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands)
	Nine Months Ended September 30,
	2011	2010
	(unaudited)
Cash flows from operating activities:
Net income (loss)	$3,276	$(17,240)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	6,979	7,637
Amortization of intangible assets	1,108	348
Provision for (reversal of) doubtful accounts	99	(84)
Loss on sales and disposals of assets	126	—
Stock-based compensation and charges	4,441	5,765
Impairment of auction rate securities	—	19,559
Earnings of unconsolidated joint venture	(718)	(641)
Other non-cash items	(52)	(153)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(1,649)	1,346
Other assets	88	1,059
Accounts payable and accrued expenses	(3,189)	675
Deferred revenue	(2,649)	(602)
Net cash provided by operating activities	7,860	17,669

Cash flows from investing activities:
Purchases of property and equipment	(5,075)	(7,838)
Acquisitions, net of cash acquired	(500)	(12,371)
Proceeds from dissolution of joint venture	499	—
Proceeds from the sale of auction rate securities	—	109,841
Principal payments on notes receivable	—	1,000
Proceeds from the sale of marketable equity securities	—	14
Distribution of earnings from unconsolidated joint venture	940	—
Net cash (used in) provided by continuing investing activities	(4,136)	90,646

Cash flows from financing activities:
Proceeds from exercise of stock options	608	4,467
Restricted cash	—	462
Redemption of convertible preferred stock	(70,000)	—
Proceeds from line of credit	—	64,700
Proceeds from loan payable	—	316
Principal payments on line of credit	—	(129,330)
Repurchases of company's common stock	(9,617)	—
Payment of dividend on convertible preferred stock	(1,579)	—
Tax payment related to net share settlements of restricted stock awards	(312)	(98)
Principal payments on loan payable	(77)	(58)
Net cash used in financing activities	(80,977)	(59,541)

Change in cash and cash equivalents	(77,253)	48,774

Cash and cash equivalents, beginning of period	158,517	106,847

Cash and cash equivalents, end of period	$81,264	$155,621

MOVE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

NET INCOME (LOSS) EXCLUDING INTEREST INCOME, INCOME TAX EXPENSE, STOCK-BASED COMPENSATION AND CHARGES, DEPRECIATION, AMORTIZATION  AND IMPAIRMENT OF AUCTION RATE SECURITIES

(ADJUSTED EBITDA)

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010
	(unaudited)		(unaudited)

Net Income (loss)	$804	$1,725	$3,276	$(17,240)

Plus:
Interest (expense) income, net	2	(33)	(33)	(767)
Income tax expense (benefit)	31	(404)	123	(313)
Stock-based compensation	1,085	1,772	4,130	5,411
Stock-based charges	72	87	311	354
Depreciation	2,340	2,482	6,979	7,637
Impairment of auction rate securities	—	—	—	19,559
Loss on sale of auction rate securities	—	—	—	1,098
Termination costs from dissolution of joint venture	619	—	619	—
Amortization of intangible assets, including unconsolidated joint venture	594	336	1,700	1,024
Adjusted EBITDA	$5,547	$5,965	$17,105	$16,763

MOVE, INC. OPERATING RESULTS NET OF STOCK-BASED COMPENSATION EXPENSE (in thousands)
	Three Months Ended
	September 30, 2011
	(unaudited)
	As Reported	Stock-based Compensation	Excluding Stock-Based Compensation
Revenue	$46,466	$—	$46,466
Cost of revenue	9,959	(52)	9,907
Gross profit	36,507	52	36,559

Sales and marketing	16,281	(307)	15,974
Product and web site development	8,437	(238)	8,199
General and administrative	10,823	(488)	10,335
Amortization of intangibles	397	—	397
Total operating expenses	35,938	(1,033)	34,905

Operating income	$569	$1,085	$1,654

	Three Months Ended
	September 30, 2010
	(unaudited)
	As Reported	Stock-based Compensation	Excluding Stock-Based Compensation
Revenue	$50,256	$—	$50,256
Cost of revenue	10,766	(44)	10,722
Gross profit	39,490	44	39,534

Sales and marketing	18,631	(400)	18,231
Product and web site development	8,855	(453)	8,402
General and administrative	10,877	(875)	10,002
Amortization of intangibles	139	—	139
Total operating expenses	38,502	(1,728)	36,774

Operating income	$988	$1,772	$2,760

	Nine Months Ended
	September 30, 2011
	(unaudited)
	As Reported	Stock-based Compensation	Excluding Stock-Based Compensation
Revenue	$144,456	$—	$144,456
Cost of revenue	31,203	(170)	31,033
Gross profit	113,253	170	113,423

Sales and marketing	52,524	(1,066)	51,458
Product and web site development	26,899	(915)	25,984
General and administrative	30,352	(1,979)	28,373
Amortization of intangibles	1,108	—	1,108
Total operating expenses	110,883	(3,960)	106,923

Operating income	$2,370	$4,130	$6,500

	Nine Months Ended
	September 30, 2010
	(unaudited)
	As Reported	Stock-based Compensation	Excluding Stock-Based Compensation
Revenue	$148,590	$—	$148,590
Cost of revenue	32,782	(136)	32,646
Gross profit	115,808	136	115,944

Sales and marketing	55,835	(1,240)	54,595
Product and web site development	25,517	(1,243)	24,274
General and administrative	32,366	(2,792)	29,574
Amortization of intangibles	348	—	348
Total operating expenses	114,066	(5,275)	108,791

Operating income	$1,742	$5,411	$7,153

CONTACT: Todd Friedman, todd@blueshirtgroup.com, or Stacie Bosinoff, Stacie@blueshirtgroup.com, both of The Blueshirt Group, +1-415-217-7722